SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


Fund name:  Putnam Vista Fund -- Class A Shares
Fiscal period ending:  7/31/95
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n    =    Number of Time Periods   1 Year    5 Years    10
Years*

P    =    Initial Investment       $1,000    $1,000     $1,000

ERV  =    Ending Redeemable Value  $1,237.11 $2,056.41
$3,951.93

T    =    Average Annual
          Total Return             23.71%     15.51%     14.73%*


                   *Life of fund, if less than 10 years
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            SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


FUND NAME:  PUTNAM VISTA FUND -- CLASS B SHARES
FISCAL PERIOD ENDING:  7/31/95
INCEPTION DATE (IF LESS THAN 10 YEARS OF PERFORMANCE):  3/1/93


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n    =    Number of Time Periods   1 Year    5 Years   10 Years*

P    =    Initial Investment       $1,000    $         $1,000

ERV  =    Ending Redeemable Value  $1,251.94 $
$1,368.76

T    =    Average Annual
          Total Return             25.19%          %    13.58%*


                   *Life of fund, if less than 10 years

            SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


FUND NAME:  PUTNAM VISTA FUND -- CLASS M SHARES
FISCAL PERIOD ENDING:  7/31/95
INCEPTION DATE (IF LESS THAN 10 YEARS OF PERFORMANCE):  12/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n    =    Number of Time Periods   1 Year     5 Years   10
Years*

P    =    Initial Investment       $          $         $1,000

ERV  =    Ending Redeemable Value  $          $
$1,328.96

T    =    Average Annual
          Total Return                 %           %     32.90%*


                   *Life of fund, if less than 10 years

            SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


FUND NAME:  PUTNAM VISTA FUND -- CLASS Y SHARES
FISCAL PERIOD ENDING:  7/31/95
INCEPTION DATE (IF LESS THAN 10 YEARS OF PERFORMANCE):  3/29/95


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n    =    Number of Time Periods   1 Year    5 Years    10
Years*

P    =    Initial Investment       $         $          $1,000

ERV  =    Ending Redeemable Value  $         $
$1,180.08

T    =    Average Annual
          Total Return                  %         %
18.01%*


                   *Life of fund, if less than 10 years